UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported):  January 25, 2013

SLM Student Loan Trust 2004-8
(Exact name of issuer as specified in its charter)

DELAWARE	333-104887/ 333-104887-15	04-3480392
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)
c/o Deutsche Bank Trust Company Americas
60 Wall Street, 60th Floor
Mail Stop NYC60-2606
New York, New York 10005
(Address of registrant’s principal executive offices)

Registrant’s telephone number including area code:   (703) 984-5858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 3

Item 8.01	Other Events

On January 25, 2013, the SLM Student Loan Trust 2004-8 Class A-5 Notes were successfully remarketed.  The terms of the remarketing of the Class A-5 Notes are attached as an exhibit to this current report.

Item 9.01	Financial Statements, Pro Forma Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired:

Not Applicable.

(b)	Pro Forma Financial Information:

Not Applicable.

(c)	Shell Company Transactions:

Not Applicable.

(d)	Exhibits:

99.1 Table showing SLM Student Loan Trust 2004-8 Remarketing Terms Summary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2004-8
	By:	SALLIE MAE, INC., in its capacity as Administrator of the Trust

Dated: January 25, 2013	By:	/s/ Mark D. Rein
Name: Mark D. Rein
Title: Vice President

2

SLM STUDENT LOAN TRUST 2004-8

Form 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit Number	Description

99.1	Table showing SLM Student Loan Trust 2004-8 Remarketing Terms Summary

3